UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: October 24, 2007
                        --------------------------------
                        (Date of earliest event reported)


                               The Eastern Company
                               -------------------
             (Exact name of Registrant as specified in its charter)


        Connecticut                      0-599                 06-0330020
        -----------                      -----                 ----------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
      of incorporation)                                   Identification No.)


112 Bridge Street, Naugatuck, Connecticut                    06770
-----------------------------------------                    -----
 (Address of principal executive offices)                 (Zip Code)


                                 (203) 729-2255
                                 --------------
                    (Registrant's telephone number, including
                                   area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 3e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))




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Section 1 - Registrant's Business and Operations


     ITEM 1.01 - Entry into a Material Definitive Agreement

          On October 24, 2007, The Eastern Company executed an amendment to the Employment Agreement (the "Agreement") with the Company's Chairman, President and Chief Executive Officer, Leonard F. Leganza. The amendment extends the term of the Agreement to December 31, 2008.

          A copy of the amendment to the Agreement is attached as Exhibit 99.


Section 5 - Corporate Governance and Management

     ITEM 5.02 - (e) Compensatory Arrangements of Certain Officers

          On October 24, 2007, the Company extended the term of the Agreement to December 31, 2008. See Item 1.01 above.


Section 9 - Financial Statements and Exhibits

     ITEM 9.01 - (d) Exhibits

          (99) Amendment to Employment Agreement between The Eastern Company and Leonard F. Leganza, the Company's Chairman, President and Chief Executive Officer, executed on October 24, 2007.





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     The Eastern Company


Date:  October 25, 2007              /s/John L. Sullivan III
       -----------------             -----------------------
                                     John L. Sullivan III
                                     Vice President and Chief Financial Officer